Exhibit 32.01
Certification by the President and Chief Executive Officer Pursuant to 18 U. S. C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Brian J. Driscoll, President and Chief Executive Officer of Diamond Foods, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Brian J. Driscoll
Brian J. Driscoll
President and Chief Executive Officer
Date: October 1, 2015

Certification by the Executive Vice President and Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Raymond P. Silcock, Executive Vice President and Chief Financial Officer of Diamond Foods, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Raymond P. Silcock
Raymond P. Silcock
Executive Vice President and Chief Financial Officer
Date: October 1, 2015